SUBSCRIPTION AGREEMENT
                          (GFL Advantage Fund Limited)

         THIS SUBSCRIPTION AGREEMENT, dated as of the date of acceptance set forth below, by and between HEMISPHERx BIOPHARMA, INC., a Delaware corporation, with headquarters located at 1617 JFK Boulevard, Philadelphia, Pennsylvania, 19103 (the "Company"), and the undersigned (the "Buyer").

                              W I T N E S S E T H:

         WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D as promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"); and

         WHEREAS, the Buyer wishes to purchase, upon the terms and subject to the conditions of this Agreement, shares of non-voting, convertible preferred stock of the Company which will be convertible into shares of Common Stock, $.001 par value (the "Common Stock") or units (the "Units" ) consisting of one Class A Redeemable Common Stock Purchase Warrant (the "Class A Warrant") and one share of Common Stock (the "Unit Share"), and, in connection therewith, to receive warrants to purchase 100,000 shares of Common Stock, subject to acceptance of this Agreement by the Company;

         NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. AGREEMENT TO SUBSCRIBE; PURCHASE PRICE; WARRANTS.

         a. Subscription and Warrants. The undersigned hereby agrees to purchase from the Company the number of shares (the "Preferred Shares") of Series D Convertible Preferred Stock, $.01 par value (the "Preferred Stock"), of the Company set forth on the signature page of this Agreement, having the terms and conditions as set forth in the form of Certificate of Designations attached hereto as Annex I (the "Certificate of Designations") at the price per share and for the aggregate purchase price set forth on the signature page of this Agreement. The purchase price for the Preferred Shares shall be payable in United States Dollars. The shares of Common Stock issuable upon conversion of the Preferred Stock and the Unit Shares comprising a part of a Unit are referred to herein as the "Conversion Shares." In addition to the issuance of the Preferred Shares, the Company shall issue to the Buyer on the Closing Date (as herein defined) warrants to purchase 100,000 shares of Common Stock, such warrants to be in the form attached hereto as Annex II (the "Warrants"). The shares of Common Stock issuable upon exercise of the Warrants and the Class A Warrants are referred to herein as the "Warrant Shares." The Conversion Shares and the Warrant Shares are referred to herein collectively as the "Common Shares." The Common Shares and the Preferred Shares are referred to herein collectively as the "Shares." The Shares, the Units and the Warrants are referred to herein collectively as the "Securities."

         b. Form of Payment. The Buyer shall pay the purchase price for the Preferred Shares by delivering good funds in United States Dollars to the escrow agent (the "Escrow Agent") identified in the Joint Escrow Instructions attached hereto as Annex III (the "Joint Escrow Instructions"). Such delivery of funds shall be made against delivery by the Company of the certificates for the Preferred Shares registered in the name of the Buyer. Promptly following payment by the Buyer to the Escrow Agent of the purchase price of the Preferred Shares, but in no event later than the Closing Date, the Company shall deliver certificates for the Preferred Shares, registered in the name of the Buyer, to the Escrow Agent. By signing this Agreement, the Buyer and the Company each agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions, all of the provisions of which are incorporated herein by this reference as if set forth in full.

         c. Method of Payment. Payment of the purchase price for the Preferred Shares shall be made by wire transfer of funds to:

             Citibank, N.A.
             153 East 53rd Street
             New York, New York 10043

             ABA#021000089
             For Further Credit to A/C#37179446
             for credit to the account of Brian W. Pusch Attorney Escrow Account
             Reference:  GFL/Hemispherx

Not later than 4:00 p.m., New York City time, on the date which is one New York Stock Exchange trading day after the Company shall have accepted this Agreement and returned a signed counterpart of this Agreement to the Buyer, the Buyer shall deposit with the Escrow Agent the aggregate purchase price for the Preferred Shares.

         2. BUYER REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

         The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

         a. The Buyer is purchasing the Preferred Shares and acquiring the Warrants for its own account for investment only and not with a view towards the public sale or distribution thereof;

         b. The Buyer is an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3);

         c. All subsequent offers and sales of the Securities by the Buyer shall be made pursuant to registration of the Securities being offered and sold under the 1933 Act or pursuant to an exemption from registration;

         d. The Buyer understands that the Preferred Shares and the Warrants are being offered and sold, and the Common Shares and Units are being offered, to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Preferred Shares and the Warrants and to receive an offer of the Common Shares and the Units;

         e. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Preferred Shares and the Warrants and the offer of the Common Shares which have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has had the opportunity to obtain and to review the Company's (1) Annual Report on Form 10-K for the fiscal year ended December 31, 1995, (2) Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1996 and (3) the Company's definitive Proxy Statement for its 1996 Annual Meeting of Stockholders, in each case as filed with the SEC. The Buyer understands that its investment in the Shares involves a high degree of risk;

         f. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities;

         g. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally; and

         h. The Buyer is not purchasing the Preferred Shares for the purpose of covering any short sale of the Common Stock, put option relating to the Common Stock or other certificate or instrument with the Conversion Shares.

         3. COMPANY REPRESENTATIONS, ETC.

         The Company represents and warrants to the Buyer that:

         a. Concerning the Securities. The Securities have been duly authorized and the Preferred Shares, when issued and paid for in accordance with this Agreement, and the Common Shares, when issued upon conversion of the Preferred Shares or exercise of the Warrants or Class A Warrants, as the case may be, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive rights of any stockholder of the Company, as such, to acquire any of the Securities. The Units are listed for trading on the Nasdaq SmallCap Market ("Nasdaq") and (1) the Company and the Units meet the criteria for continued listing and trading on Nasdaq; (2) the Company has not been notified since January 1, 1994 by the National Association of Securities Dealers, Inc. of any failure or potential failure to meet the criteria for continued listing and trading on Nasdaq and (3) no suspension of trading in the Units is in effect. The Company has no reason to believe that the Common Stock will be ineligible for listing on Nasdaq or that it will fail to become listed on Nasdaq within 30 days from the Closing Date as required by Section 4(e) hereof.

         b. Subscription Agreement; Registration Rights Agreement; Warrants; Units. This Agreement, the Registration Rights Agreement, the form of which is attached hereto as Annex IV (the "Registration Rights Agreement"), the Units, the Warrant Agreement dated November 2, 1995 between the Company and Continental Stock Transfer & Trust Company, as Warrant Agent (the "Warrant Agreement"), and the Warrants have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered on behalf of the Company and this Agreement and the Warrant Agreement are and the Registration Rights Agreement, the Units and the Warrants, when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

         c. Non-contravention. The execution and delivery of this Agreement by the Company and the consummation by the Company of the issuance of the Shares and the Warrants and the other transactions contemplated by this Agreement, the Registration Rights Agreement and the terms of the Preferred Stock, the Warrants and the Units do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or by-laws of the Company, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets.

         d. Approvals. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained by the Company for the issuance and sale of the Shares and the Warrants as contemplated by this Agreement, the Preferred Stock, the Units and the Warrants.

         e. Information Provided. The information provided by or on behalf of the Company to the Buyer and referred to in Section 2(e) of this Agreement does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are made, not misleading.

         f. Absence of Certain Changes. Since December 31, 1995, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company, except as disclosed in the documents referred to in Section 2(e) hereof.

         g. Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries taken as a whole or the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents.

         4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

         a. Transfer Restrictions. The Buyer acknowledges that (1) the Preferred Shares and the Warrants have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement, the Common Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Warrants or the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Shares or the Warrants made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Shares or Warrants under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligation to register the Shares (other than pursuant to the Registration Rights Agreement) or the Warrants under the 1933 Act or to comply with the terms and conditions of any exemption thereunder (other than pursuant to Section 4(d) hereof and pursuant to the Registration Rights Agreement).

         b. Restrictive Legend. The Buyer acknowledges and agrees that the certificates for the Preferred Shares, the Warrants, and, until such time as the Common Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the certificates for the Common Shares, may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Shares and the Warrants):

          The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under the Securities Act of 1933, as amended, or an opinion of counsel that registration is not required under said Act.

         c. Registration Rights Agreement. The parties hereto agree to enter into the Registration Rights Agreement on or before the Closing Date.

         d. Form D. The Company agrees to file a Form D with respect to the Shares as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. The Buyer agrees to cooperate with the Company in connection with such filing and, upon request of the Company, to provide all information relating to the Buyer required for such filing.

         e. Authorization for Trading; Reporting Status. Within 30 days from the Closing Date, the Company shall cause the Common Shares to be authorized for trading on Nasdaq. So long as the Buyer beneficially owns any of the Preferred Shares, the Warrants, the Units or the Common Shares, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

         f. Use of Proceeds. The Company will use the proceeds from the sale of the Preferred Shares and the exercise of the Warrants for the Company's internal working capital purposes.

         g. Blue Sky Laws. On or before the Closing Date, the Company shall take such action as shall be necessary to qualify, or to obtain an exemption for, the Preferred Shares and the Warrants for sale to the Buyer pursuant to this Agreement and the Common Shares for sale to the Buyer on conversion of the Preferred Shares and comprising a portion of the Units and on exercise of the Warrants and Class A Warrants under such of the securities or "blue sky" laws of jurisdictions in the United States as shall be applicable to the sale of the Preferred Shares and Warrants to the Buyer pursuant to this Agreement, the issuance of the Common Shares to the Buyer on conversion of the Preferred Shares and comprising a portion of the Units and exercise of the Warrants and Class A Warrants. The Company shall furnish copies of all filings, applications, orders and grants or confirmations of exemptions relating to such securities or "blue sky" laws on or prior to the Closing Date.

         h. Certain Expenses. If the closing occurs, the Company shall pay or reimburse the Buyer for all reasonable legal fees and expenses of counsel to the Buyer for the preparation and negotiation of, and closing under, this Agreement (but not to exceed $10,000). The obligations of the Company under the provisions of this Section 4(g) shall be in addition to the obligation of the Company for expenses under the Registration Rights Agreement.

         i. Certain Trading Restrictions. The Buyer agrees that, prior to the conversion in full or redemption of all Preferred Shares owned by the Buyer, the Buyer shall not engage in short sales or other similar transactions with respect to the Common Stock other than in the ordinary course of selling shares of Common Stock in connection with conversions of shares of Preferred Stock.

         j. Proxy Appointment. Effective on the acquisition of any Conversion Shares, the Buyer shall irrevocably appoint William A. Carter, M.D., Chief Executive Officer and Chairman of the Board of the Company, with full power of substitution, as the Buyer's attorney-in-fact to vote all Conversion Shares in the name of the Buyer on the records of the Company on any matter to be voted upon by the stockholders of the Company, other than any matter with respect to which the holders of Common Stock are entitled under the General Corporation Law of the State of Delaware, to exercise dissenters' rights of appraisal, such proxy to terminate on the earliest of (1) the date on which the aggregate market capitalization of the outstanding shares of Common Stock shall have been $300,000,000 or more for 20 consecutive trading days, (2) the date the Company shall have received a bona fide offer relating to a merger, consolidation or other acquisition of the Company or its assets, or a tender offer for shares of the Common Stock which, if consummated, would value the outstanding shares of Common Stock at $300,000,000 or more or (3) such date as shall be required pursuant to Section 14(a) of the 1934 Act and the rules and regulations of the SEC thereunder. On or before the Closing Date, the Buyer shall deliver to the Company an Irrevocable Proxy in the form attached hereto as Annex V. In no event shall such proxy restrict the sale by the Buyer of any Conversion Shares and upon any bona fide sale by the Buyer of Conversion Shares for value, such proxy shall terminate as to the Conversion Shares so sold.

         5. TRANSFER AGENT INSTRUCTIONS; CONVERSION PROCEDURE.

         a. Transfer Agent Instructions. Promptly following the delivery by the Buyer of the aggregate purchase price for the Preferred Shares in accordance with Section 1(c) hereof, and prior to the Closing Date the Company will irrevocably instruct its transfer agent to issue certificates for the Common Shares from time to time upon conversion of the Preferred Shares and exercise of the Warrants in such amounts as specified from time to time to the transfer agent in the Conversion Certificates surrendered in connection with such conversions and referred to in Section 5(b) of this Agreement or in the subscription forms attached to the Warrants, as the case may be, such certificates to bear the restrictive legend specified in Section 4(b) of this Agreement prior to registration of the Common Shares under the 1933 Act, registered in the name of the Buyer or its nominee and in such denominations to be specified by the Buyer in connection with each Unit or conversion of Preferred Shares or exercise of Warrants, as the case may be. The Company warrants that no instruction other than such instructions referred to in this
Section 5 and stop transfer instructions to give effect to Section 4(a) hereof prior to registration of the Common Shares under the 1933 Act will be given by the Company to the transfer agent and that the Common Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. Nothing in this Section 5(a) shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Shares. If the Buyer provides the Company with an opinion of counsel reasonably satisfactory in form, scope and substance to the Company that registration of a resale by the Buyer of any of the Securities in accordance with clause (1)(B) of Section 4(a) of this Agreement is not required under the 1933 Act (which opinion expressly states that it may be relied upon by the Company and its counsel in delivering instructions to the Company's transfer agent), the Company shall permit the transfer of such Securities and, in the case of the Common Shares, promptly, but in no event later than three days after receipt of such opinion, instruct the Company's transfer agent to issue one or more share certificates in such name and in such denominations as specified by the Buyer. The provisions of Section 3(n) of the Registration Rights Agreement shall supersede this Section 5(a) once said Section 3(n) becomes applicable.

         b. Conversion Procedure. In connection with the exercise of conversion rights relating to the Preferred Shares, if the Common Shares issuable upon conversion of the Preferred Shares have not been registered under the 1933 Act prior to such conversion, the Buyer or any subsequent holder of the Preferred Shares shall, in addition to any other requirement imposed by the terms of the Preferred Shares as set forth in the Certificate of Designation, complete, sign and furnish to the Company a conversion certificate in the form attached hereto as Annex VI.

         6. STOCK DELIVERY INSTRUCTIONS.

         The certificates for the Preferred Shares and Warrants shall be delivered by the Company to the Escrow Agent pursuant to Section 1(b) hereof on a delivery against payment basis at the closing.

         7. CLOSING DATE.

         The date and time of the issuance and sale of the Preferred Shares and issuance of Warrants (the "Closing Date") shall be 12:00 noon, New York City time, on the date which is three New York Stock Exchange trading days after the date on which the Buyer has deposited the purchase price for the Preferred Shares with the Escrow Agent in accordance with Section 1(c) hereof, or such other mutually agreed to time. The closing shall occur on the Closing Date at the offices of the Escrow Agent.

         8. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL AND ISSUE.

         The Buyer understands that the Company's obligations to sell the Preferred Shares to the Buyer and to issue the Warrants to the Buyer pursuant to this Agreement is conditioned upon:

         a. The receipt and acceptance by the Company of this Agreement as evidenced by execution of this Agreement by the Company and delivery of an executed counterpart of this Agreement to the Buyer or its legal counsel;

         b. Delivery by the Buyer to the Escrow Agent of good funds as payment in full of an amount equal to the purchase price for the Preferred Shares in accordance with Section 1(c) hereof; and

         c. The accuracy on the Closing Date of the representations and warranties of the Buyer contained in this Agreement as if made on the Closing Date and the performance by the Buyer on or before the Closing Date of all covenants and agreements of the Buyer required to be performed on or before such Closing Date.

         9. CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

         The Company understands that the Buyer's obligation to purchase the Preferred Shares and to acquire the Warrants on the Closing Date is conditioned upon:

         a. Delivery by the Company to the Escrow Agent of the certificates for the Preferred Shares and the Warrants in accordance with this Agreement;

         b. The accuracy on the Closing Date of the representations and warranties of the Company contained in this Agreement as if made on the Closing Date and the performance by the Company on or before the Closing Date of all covenants and agreements of the Company required to be performed on or before such Closing Date; and

         c. Receipt by the Buyer on the Closing Date of an opinion of counsel for the Company, dated the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer, to the effect set forth in Annex VII attached hereto.

         10. GOVERNING LAW; MISCELLANEOUS. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York. A facsimile transmission of this signed Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. Any notices required or permitted to be given under the terms of this Agreement shall be sent by mail or delivered personally (which shall include telephone line facsimile transmission) or by courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally or by courier, in each case addressed to a party at such party's address shown in the introductory paragraph or on the signature page of this Agreement (facsimile number 215-988-1739, in the case of the Company, and 703-834-6627, in the case of the Buyer) or such other address as a party shall have provided by notice to the other party in accordance with this provision and, in the case of notice to the Company, with a copy to Silverman, Collura & Chernis, P.C., 381 Park Avenue South, 16th Floor, New York, New York 10016, Attention: Michael Freedman, Esq. (facsimile number 212-779-8858) and, in the case of notice to the Buyer, with a copy to Law Offices of Brian W Pusch, Penthouse Suite, 29 West 57th Street, New York, New York 10019 (facsimile number 212-980-7055). The Buyer hereby designates as its address for any notice required or permitted to be given to the Buyer pursuant to the Certificate of Designations the following: GFL Advantage Fund Limited, c/o Genesee Advisers, 12007 Sunrise Valley Drive, Suite 460, Reston, Virginia 22091 (facsimile number 703-476-7711), until the Buyer shall designate another address for such purpose. The Buyer shall have the right to assign it rights and obligations under this Agreement with respect to the purchase of all or any portion of the Preferred Shares and Warrants to another investment fund, provided such assignee, by written instrument duly executed by such assignee, assumes all obligations of the Buyer hereunder with respect to the purchase of the portion of the Preferred Shares and Warrants so assigned and makes the same representations and warranties with respect thereto as the Buyer makes in this Agreement, whereupon the Buyer shall be relieved of any further obligations, responsibilities and liabilities with respect to the purchase of all or the portion of the Preferred Shares and Warrants the obligation for the purchase of which has been so assigned. In the case of any such assignment, the Company shall agree in writing with such assignee to make available to such assignee the benefits of the Registration Rights Agreement with respect to the Common Shares issuable on conversion of the Preferred Shares or comprising a portion of a Unit upon conversion of the Preferred Shares and on exercise of the Warrants and Class A Warrants with respect to which the purchase under this Agreement has been so assigned.

         IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer or one of its officers thereunto duly authorized as of the date set forth below.

NUMBER OF SHARES:  6,000

PRICE PER SHARE:  $1,000.00

AGGREGATE PURCHASE PRICE:  $6,000,000.00

NAME OF BUYER:  GFL ADVANTAGE FUND LIMITED

SIGNATURE  /s/ C.P. Kroon
               -------------------------
               C.P Kroon

Title:  i.a. of A.P. de Groot/President
      ----------------------------------
Date:  6/28/96
      ----------------------------------
Address:   c/o CITCO
           Kaya Flamboyan 9
           Curacao, Netherlands Antilles


         This Agreement has been accepted as of the date set forth below.


HEMISPHERX BIOPHARMA, INC.

By:___________________

Title:________________

Date: ________________

         IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer or one of its officers thereunto duly authorized as of the date set forth below.

NUMBER OF SHARES:  6,000

PRICE PER SHARE:  $1,000.00

AGGREGATE PURCHASE PRICE:  $6,000,000.00

NAME OF BUYER:  GFL ADVANTAGE FUND LIMITED

SIGNATURE
         _____________________________

Title:
         _____________________________

Date:
         _____________________________

Address:   c/o CITCO
           Kaya Flamboyan 9
           Curacao, Netherlands Antilles


         This Agreement has been accepted as of the date set forth below.


HEMISPHERX BIOPHARMA, INC.

By:  s/ William A. Carter
   -----------------------
Title: President
      --------------------
Date:  6/28/96
      --------------------